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                          SECURITIES PURCHASE AGREEMENT


            SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of January 28, 1999, by and between Shared Technologies Cellular, Inc., a Delaware corporation (the "Company"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as a "Purchaser" and, collectively, as the "Purchasers".

            The Company wishes to sell to each Purchaser, and each Purchaser wishes to buy, on the terms and subject to the conditions set forth in this Agreement, shares (the "Preferred Shares") of the Company's Series C Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), and related Warrants in the form attached hereto as Exhibit A (the "Warrants"). The Preferred Shares are convertible pursuant to the terms of the Certificate of Designation relating to the Preferred Stock, the form of which is attached hereto as Exhibit B (the "Certificate of Designation") into shares (the "Conversion Shares") of the Company's common stock, par value .01 per share (the "Common Stock"). The Warrants are exercisable into shares of Common Stock (the "Warrant Shares") in accordance with their terms. The Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities". Any capitalized term used herein that is not otherwise defined shall have the meaning specified therefor in the Certificate of Designation.

            The sale of the Preferred Shares and the Warrants by the Company to the Purchasers will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act. The Company has agreed to effect the registration of the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement of even date herewith by and between the Company and each of the Purchasers (the "Registration Rights Agreement").

      The Company and each Purchaser hereby agree as follows:

1.    PURCHASE AND SALE OF PREFERRED SHARES.

      1.1 Agreement to Purchase and Sell. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each Purchaser agrees to purchase the number of Preferred Shares and Warrants set forth below such Purchaser's name on the signature pages hereof at a purchase price for such Preferred Shares and Warrants equal to one thousand dollars ($1,000) times the number of Preferred Shares purchased by such Purchaser (the "Purchase Price").

      1.2 Closing. The closing of the purchase and sale of the Preferred Shares and Warrants hereunder (the "Closing") will occur upon the satisfaction (or waiver) of the conditions set forth herein, the execution and delivery of this Agreement and the other Transaction Documents (as defined below)
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by the Company and each Purchaser (which delivery may be effected by facsimile transmission), and full payment of the Purchase Price by each Purchaser by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Preferred Shares and the Warrants purchased by such Purchaser at the Closing. The date on which the Closing occurs is hereinafter referred to as the "Closing Date".

      1.3 Certain Definitions. When used herein, (A) "Business Day" shall mean any day on which the New York Stock Exchange (the "NYSE") and commercial banks in the city of New York are open for business, (B) an "affiliate" of a party shall mean any person or entity controlling, controlled by or under common control with that party and (C) "control" shall mean, with respect to an entity, the ability to direct the business, operations or management of such entity, whether through an equity interest therein or otherwise.

2.    REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

      Each Purchaser hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement and as of the Closing
Date:

      2.1 Authorization; Enforceability. Such Purchaser is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Preferred Shares and Warrants and to execute and deliver this Agreement. This Agreement and the Registration Rights Agreement each constitutes such Purchaser's valid and legally binding obligation, enforceable in accordance with its terms.

      2.2 Accredited Investor; Purchase as Principal. Such Purchaser is an accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Preferred Shares and Warrants solely for its own account as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; provided, however that in making such representation, such Purchaser does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

      2.3 Information. The Company has provided such Purchaser with information regarding the business, operations and financial condition of the Company, and has granted to such Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Shares and Warrants hereunder. Neither such information nor any other investigation conducted by such Purchaser or any of its representatives shall modify, amend or otherwise affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.


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      2.4 Limitations on Disposition. Such Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

      2.5 Legend. Such Purchaser understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under such laws is available in connection with such offer or sale."

      Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement, (B) such Securities have been publicly sold pursuant to Rule 144 ("Rule 144"), or
(C) such Securities can be publicly sold pursuant to Rule 144(k) under the Securities Act, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company hereby represents and warrants to each Purchaser and agrees with each Purchaser that, as of the date of this Agreement and as of the Closing
Date:

      3.1 Organization, Good Standing and Qualification. Each of the Company and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

      3.2 Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Registration Rights Agreement and (iii) the Warrants and all other agreements, documents, certificates or other instruments executed and delivered by or on behalf of the Company at the Closing (the instruments described in (i), (ii) and (iii) being collectively referred to herein as the "Transaction Documents"), to execute, file and perform its obligations under the Certificate of Designation, to issue and sell the Preferred Shares and the Warrants to the Purchasers in accordance with the terms hereof, to issue the Conversion Shares


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upon conversion of the Preferred Shares in accordance with the Certificate of
Designation, and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants. Except as set forth on Schedule 3.2, all corporate action on the part of the Company by its officers, directors and stockholders necessary for (A) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents, and (B) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Certificate of Designation has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the National Association of Securities Dealers, Inc. or otherwise).

      3.3 Enforcement. The Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

      3.4 Disclosure Documents; Agreements; Financial Statements; Other Information. The Company has filed with the Commission: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1997, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, (iii) all Current Reports on Form 8-K, and any other reports, required to be filed with the Commission since December 31, 1997 and prior to the date hereof and (iv) the Company's definitive Proxy Statement for its 1998 Annual Meeting of Stockholders (collectively, the "Disclosure Documents"). The Company is not aware of any event occurring on or prior to the Closing (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Exchange Act, and the rules and regulations thereunder and, as of the date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed as required. Neither the Company nor any of its subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach is reasonably likely to have a material adverse effect on (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) the transactions contemplated hereby, by the other Transaction Documents (as defined below) and by the Certificate of Designation or (iii) the ability of the Company to perform its obligations under this Agreement, under the other Transaction Documents and under the Certificate of Designation (collectively, a "Material Adverse Effect"). Except as set forth in the Disclosure Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents complied as to form in all material respects with applicable accounting


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requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The written information described on Schedule 2.3 does not contain an untrue or misleading statement of material fact , and does not include any material, non-public information.

      3.5 Capitalization. The capitalization of the Company, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on Schedule 3.5 hereto. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed on Schedule 3.5, or as contemplated herein, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

      3.6 Valid Issuance. The Preferred Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company (collectively, "Encumbrances"), (ii) based in part upon the representations of each Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Certificate of Designation. The Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances and (ii) based in part upon the representations of each Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Conversion Shares are duly authorized and reserved for issuance and, when issued upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Warrant Shares are duly authorized and, upon the issuance thereof in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Company's Board of Directors (i) has


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unanimously determined that the issuance and sale of the Preferred Shares and
Warrants hereunder, and the consummation of the transactions contemplated hereby, by the other Transaction Documents and by the Certificate of Designation (including without limitation the issuance of the Conversion Shares upon exercise of the Preferred Shares and the Warrant Shares upon exercise of the Warrants), are in the best interests of the Company, (ii) has unanimously approved the issuance of Conversion Shares upon exercise of the Preferred Shares and Warrant Shares upon exercise of the Warrants in the aggregate in excess of 19.99% of the number of shares of Common Stock outstanding on the Closing Date, and (iii) intends to recommend to the stockholders of the Company that they approve the issuance of Conversion Shares and Warrant Shares in excess of such number.

      3.7 No Conflict with Other Instruments. Except as set forth on Schedule 3.7, neither the Company nor any of its subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. Except as set forth on Schedule 3.7, the (i) execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) execution and filing of the Certificate of Designation and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not, in any such case, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities.

      3.8   Financial Condition; Taxes; Litigation.

            3.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. Except as otherwise described in the Disclosure Documents, there has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

            3.8.2 Neither the Company nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity which could reasonably be expected to have a Material Adverse Effect.


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            3.8.3 Except as described on Schedule 3.8.3, there is no material claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a Material Adverse Effect.

      3.9 Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register for resale shares of its Common Stock on a registration statement on Form S-3 under the Securities Act.

      3.10 Acknowledgement of Dilution. The Company acknowledges that the issuance of the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation and the issuance of the Warrant Shares in accordance with the terms of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of Preferred Shares in accordance with the terms of the Certificate of Designation and to issue Warrant Shares in accordance with the terms of the Warrants is unconditional and absolute regardless of the effect of any such dilution.

      3.11 Intellectual Property. The Company and its subsidiaries each has the right to use adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by it, and is not aware of any infringement by a third party with respect to such rights or of any infringement by it or conflict with asserted rights of others that, in any such case, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

      3.12 Registration Rights; Rights of Participation. Except as described on
Schedule 3.12 hereto, (A) the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in the transactions contemplated by this Agreement, the other Transaction Documents or the Certificate of Designation which has not been waived or will not be waived or otherwise satisfied as of the Closing.

      3.13 Listing on Nasdaq. The Common Stock is authorized for quotation on the Nasdaq


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SmallCap Market, and trading in the Common Stock on the Nasdaq SmallCap Market has not been suspended. The Company is, to its knowledge, in full compliance with the listing criteria of the Nasdaq SmallCap Market, and does not reasonably anticipate that the Common Stock will lose its listing on the Nasdaq SmallCap Market, whether by reason of the transactions contemplated by this Agreement, the other Transaction Documents or the Certificate of Designation, or otherwise and is not aware of any inquiry by or received any notice from the Nasdaq regarding any failure or alleged failure by the Company to comply with such criteria.

      3.14 Solicitation; Other Issuances of Securities. Neither the Company nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Preferred Shares or Warrants , (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Preferred Shares or Warrants under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Preferred Shares and Warrants to the Purchasers, or the issuance of the Conversion Shares or Warrant Shares upon the conversion or exercise thereof, for purposes of determining whether stockholder approval is required under the listing criteria of the Nasdaq SmallCap Market.

      3.15 Fees. Except as described on Schedule 3.15 hereto, the Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.

      3.16 Foreign Corrupt Practices. To the knowledge of the Company, neither the Company, nor any of its subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary, has
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

      3.17 Title. Neither the Company nor any of its subsidiaries owns any real property; each of the Company and its subsidiaries has good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects, except for liens, claims or encumbrances that do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.


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      3.18 Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to so possess such certificates, authorizations or permits would not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

      3.19 Key Employees. Each person whose name is set forth on Schedule 3.19 (each, a "Key Employee") is currently serving in the capacity indicated on such schedule on a full-time basis. The Company is not aware of any fact or circumstance (including without limitation the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company.

      3.20 MCI Joint Venture. The Company is not aware of any fact, circumstance or event that, with the passage of time or otherwise, could result in the expiration or termination of the letter of intent, dated as of January 7, 1999, between the Company and MCI WorldCom, Inc. (the "MCI Letter Agreement"), prior to the execution of definitive documentation relating to the proposed joint venture described in the MCI Letter of Intent.

4.    COVENANTS OF THE COMPANY.

      4.1 Corporate Existence. The Company shall, so long as any Purchaser or any affiliate of such Purchaser beneficially owns any Securities, maintain its corporate existence in good standing and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes.

      4.2 Provision of Information. The Company shall, so long as such Purchaser or any affiliate of such Purchaser beneficially owns any Securities, provide each Purchaser with copies of its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy statements and other materials sent to stockholders, in each such case promptly after the filing thereof with the Commission.

      4.3 Form D; Blue-Sky Qualification. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date (or, if permitted under applicable law or regulation, at such time following the Closing Date as required by such law or regulation), take such action as is necessary to qualify the Preferred Shares and Warrants for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to each Purchaser at or prior to the Closing.

      4.4 Reporting Status. As long as any Purchaser or any affiliate of such Purchaser


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beneficially owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and (ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees to file with the Commission a Form 8-K describing the terms of the transactions contemplated by this Agreement and the other Transaction Documents, with this Agreement and all exhibits attached to such Form 8-K as an exhibit thereto, on or before the fifth
(5th) Business Day following the Closing Date in the form required by the Exchange Act.

      4.5 Reservation of Common Stock. The Company shall at all times have authorized and reserved for issuance, free from any preemptive rights, solely for the purpose of effecting conversions of the Preferred Shares and exercise of the Warrants, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and exercise of all of the Warrants (the "Reserved Amount"). As of the Closing Date, the Reserved Amount shall be equal to no less than 5,175,000 (subject to equitable adjustment for each of the events specified in Section 6 of the Certificate of Designation) shares of Common Stock. The Reserved Amount as of the Closing Date shall be allocated to each Purchaser in the same proportion as the number of Preferred Shares purchased by such Purchaser hereunder bears to the aggregate number of Preferred Shares purchased by all of the Purchasers hereunder; and any increase to the Reserved Amount shall be allocated to each Purchaser in the same proportion as the number of Conversion Shares and Warrant Shares issuable to such Purchaser upon conversion of the Preferred Shares and exercise of the Warrants held by such Purchaser at the time of such increase (assuming for such purpose that such conversion or exercise were to occur as of the time of such increase and without regard to any restriction or limitation on such conversion or exercise) bears to the aggregate number of Conversion Shares and Warrant Shares issuable to all of the Purchasers upon conversion of the Preferred Shares and exercise of the Warrants held by such Purchasers at the time of such increase (assuming for such purpose that such conversion or exercise were to occur as of the time of such increase and without regard to any restriction or limitation on such conversion or exercise). The Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of each of the holders Preferred Shares then outstanding.

      4.6 Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares for general corporate purposes only (it being understood that acquisitions by the Company of other entities shall be considered within the meaning of "general corporate purposes"), in the ordinary course of its business and consistent with past practice, and shall not use such proceeds to make a loan to any employee, officer or director of the Company or to repurchase or pay a dividend on shares of Common Stock.

      4.7 Quotation on Nasdaq. The Company shall (i) promptly following the Closing, take such action as may be necessary to include all of the Conversion Shares and the Warrant Shares that may be issued by the Company on the Nasdaq SmallCap Market, and (ii) use its reasonable commercial efforts to maintain the designation and quotation, or listing, of the Common Stock on the

Nasdaq SmallCap Market, the Nasdaq National Market or the NYSE for a minimum of five (5) years following the Closing.

      4.8 Use of Purchaser Name. Except as may be required by applicable law, the Company shall not use, directly or indirectly, any Purchaser's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of any Purchaser for the specific use contemplated (which consent will not be unreasonably withheld) or as otherwise required by applicable law or regulation.

      4.9 Company's Instructions to Transfer Agent. On or prior to the Closing Date, the Company shall execute and deliver irrevocable instructions to its transfer agent (the "Transfer Agent") (i) to issue certificates representing Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation and receipt of (i) a valid Conversion Notice (as defined in the Certificate of Designation) from a Purchaser and (ii) a confirmation from the Company, in the amount specified in such Conversion Notice, in the name of such Purchaser or its nominee (subject to the Company's right pursuant to the terms of the Certificate of Designation to pay cash in lieu of issuing such certificates upon a conversion), (ii) to issue certificates representing the Warrant Shares upon the exercise thereof in accordance with the terms of the Warrant and receipt of a confirmation from the Company, and (iii) to deliver such certificates to such Purchaser no later than the close of business on the later to occur of (A) the third (3rd) Business Day following the related Conversion Date (as defined in the Certificate of Designation) or Exercise Date (as defined in the Warrant, and (B) the first Business Day following the date of delivery of the original certificates, duly endorsed, representing the Preferred Shares or Warrants (together in the case of the Warrants with the Exercise Price (as defined in the Warrants)) being converted or exercised, as the case may be. The Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to a Purchaser upon conversion of the Preferred Shares, or issuance of the Warrant Shares, and as long as the Transfer Agent is a participant in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and such Purchaser has not informed the Company that it wishes to receive physical certificates therefor, the transfer agent may effect delivery of Conversion Shares or Warrant Shares, as the case may be, by crediting the account of such Purchaser or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Purchaser that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Purchaser's right to convert the Preferred Shares or exercise the Warrants or to receive Conversion Shares or Warrant Shares in accordance with the terms of the Certificate of Designation or the Warrants, as the case may be. In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Company will use reasonable commercial efforts to ensure that the Transfer Agent shall continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

      4.10  Issuance of Equity Securities; Preemption Right.

            4.10.1 Except as set forth on Schedule 4.10.1, the Company agrees that it will not, during the one year period following the Closing Date (the "Limitation Period"), issue any Common Stock or any other equity security of the Company, or any security convertible into, or exercisable or exchangeable for, Common Stock or any such equity security (collectively, an "Equity Security"), unless it delivers written notice thereof (a "Notice of Issuance") to each Purchaser at least ten
                        (10) Business Days prior to the effective date of such issuance. Each Notice of Issuance shall set forth the terms and conditions of the proposed issuance, including without limitation a description of the Equity Securities being issued, the amount thereof, the purchase price therefor and the proposed closing date for such issuance (the "Equity Security Closing Date"). Following delivery of a Notice of Issuance to a Purchaser, the Company agrees that it will not issue any Equity Securities specified therein during the Limitation Period except on the terms set forth in such notice.

            4.10.2 Each Purchaser shall have the right (a "Preemption Right") following receipt of a Notice of Issuance to, at its option, either (A) purchase up to its Pro Rata Share (as defined below) of the amount of Equity Securities set forth in such Notice of Issuance (less any Equity Securities that are purchased by the holders of the Company's Convertible Notes issued in May 1998 (the "Preemptive Right Holders") on the terms and for the consideration described therein (a "Preemptive Purchase") or (B) exchange all or any part of the Preferred Shares then held by it for such Equity Securities on the terms set forth in such Notice of Issuance (a "Preemptive Exchange"). In the case of a Preemptive Exchange, the Company shall issue Equity Securities in an amount equal to the Stated Value of the Preferred Shares being exchanged plus the Premium (as defined in the Certificate of Designation) accrued thereon (without regard to the amount of Equity Securities set forth in such Notice of Issuance), and delivery of such Preferred Shares shall be deemed to constitute payment of the consideration specified in such Notice of Issuance. A Purchaser may exercise its Preemption Right by delivering written notice of such exercise to the Company (a "Preemption Notice") on or before the fifth (5th) Business Day following such Purchaser's receipt of such Notice of Issuance. Each Preemption Notice will specify whether the Purchaser delivering such notice intends to effect a Preemptive Purchase or a Preemptive Exchange, and the amount of Equity Securities that such Purchaser intends to acquire thereby.

            4.10.3 In the case of a Preemptive Purchase, the Company may issue Equity Securities to a third party only if and to the extent that the amount of Equity Securities set forth in the related Notice of Issuance exceeds the aggregate amount of (i) Equity Securities that are purchased by the Purchasers hereunder plus (ii) Equity

                        Securities that are purchased by the Preemptive Right Holders; in the case of a Preemptive Exchange, the Company may issue Equity Securities to a third party up to the full amount of Equity Securities set forth in the related Notice of Issuance (less any Equity Securities that are purchased by a Purchaser under this Section 4.10) as long as the Company issues to each Purchaser requesting such exchange, upon receipt of the Preferred Shares being exchanged, Equity Securities in the amount specified in such Purchaser's Preemption Notice. Upon receipt of an Preemption Notice from a Purchaser, the Company will, no later than the Business Day following the date of such receipt, deliver to such Purchaser copies of any and all written documentation (including any terms sheets, letters of intent or agreements between or among the Company and prospective purchasers or other transferees of the Equity Securities) relating to such issuance that then or thereafter exists. In the event that the documentation relating to such issuance contains terms that, in the reasonable judgment of any Purchaser which has delivered a Preemption Notice hereunder, are materially different from the terms set forth in the related Notice of Issuance, such Purchaser may rescind such Preemption Notice at any time prior to the closing of such issuance.

This paragraph 4.10 will not apply, in addition to the issuances set forth on
Schedule 4.10.1, to (x) any underwritten offering of securities made pursuant to a written underwriting agreement with a nationally-recognized investment bank,
(y) any issuance of securities made pursuant to a restricted stock or stock option plan duly adopted by the Company or (z) any issuance of securities made in connection with a strategic investment by an entity engaged in the same or similar business as the Company, where the primary purpose of such issuance is not to raise equity capital. A Purchaser's "Pro Rata Share" at any time shall mean a fraction, the numerator of which is the number of Preferred Shares held by such Purchaser at such time and the denominator is the number of Preferred Shares held by all of the Purchasers at such time; provided, however, that if a Purchaser declines to purchase any or the full amount of its Pro Rata Share of Equity Securities being offered, the amount of such Pro Rata Share which such Purchaser does not purchase shall be allocated among the Pro Rata Shares of the remaining Purchasers on a pro rata basis calculated according to the number of Preferred Shares then held by each such Purchaser.

      4.11 Stockholder Approval. The Company agrees that it will (i) file with the Commission, no later than the April 15th, 1999, proxy solicitation materials ("Proxy Materials") seeking the approval of the holders of a majority of the Company's Common Stock for issuances of Conversion Shares and Warrant Shares in excess of the Cap Amount (as defined in the Certificate of Designation)("Stockholder Approval"), (ii) call and hold a meeting of its stockholders for the purpose of voting on the proposals set forth in the Proxy Materials on or before the one hundred and twenty fifth (125th) day following the Closing Date and (iii) recommend approval of such proposals to its stockholders at such meeting.

      4.12 No Adverse Action. The Company and its subsidiaries shall refrain, while any Preferred

Shares are outstanding, from taking any action or entering into any arrangement which in any way adversely affects (i) the rights, privileges or benefits available to a holder of Preferred Stock pursuant to the terms of the Certificate of Designation or (ii) the rights, privileges or benefits available to a holder of a Warrant.

5.  CONDITIONS TO CLOSING.

      5.1 Conditions to Purchasers' Obligations at Closing. Each Purchaser's obligations at the Closing, including without limitation its obligation to purchase Preferred Shares and Warrants at the Closing, are conditioned upon the satisfaction by the Company (or waiver by such Purchaser) of each of the following events as of the Closing Date:

            5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

            5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing, and the Closing Date shall be a date that is not later than February 5, 1999;

            5.1.3 the Company shall have delivered to such Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the Closing;

            5.1.4 the Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware and shall have furnished such Purchaser with reasonable evidence of such filing;

            5.1.5 the Company shall have delivered to such Purchaser an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit
                        5.1.5 hereto, and covering such additional matters as may reasonably be requested by such Purchaser;

            5.1.6 the Company shall have delivered to such Holder duly executed certificates representing the Preferred Shares and Warrants being so purchased;

            5.1.7 the Company shall have executed and delivered the Registration Rights Agreement;

            5.1.8 the Common Stock shall be designated for quotation on the Nasdaq

                        SmallCap Market and no suspension of trading in the Common Stock on such market shall have occurred and be continuing as of the Closing Date;

            5.1.9 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.5 hereof;

            5.1.10 (i) each of the Company's executive officers and directors who holds, beneficially owns or has voting power with respect to at least 1000 shares of Common Stock outstanding as of the Closing Date shall have executed and delivered a letter agreement addressed to such Purchaser in which such officer irrevocably agrees to vote all of the shares of Common Stock beneficially owned by such person and outstanding as of the record date for any meeting of the Company's stockholders at which Stockholder Approval is sought (or as of the date of any written consent of stockholders) in favor of the proposals set forth in the Proxy Materials and (ii) each of Anthony Autorino and Vincent DiVincenzo shall have executed and delivered a letter agreement addressed to such Purchaser in which such person irrevocably agrees to refrain from selling any shares of Common Stock beneficially owned by such person (other than shares of Common Stock that may be deemed to be beneficially owned by such person as a result of such individual's ownership of warrants issued by Share Technologies Fairchild, Inc. entitling the holder to purchase shares of Common Stock ) until the Registration Statement (as defined in the Registration Rights Agreement) is declared effective and Stockholder Approval has been obtained

            5.1.11 the MCI Letter of Intent shall not have expired or terminated prior to the execution of definitive documentation relating to the proposed joint venture described in the MCI Letter of Intent;

            5.1.12 the Company shall have delivered to each Purchaser final drafts of each Schedule to this Agreement no later than the close of business on the Business Day immediately prior to the Closing Date;

            5.1.13 the Transfer Agent shall have agreed in writing to comply with the instructions described in paragraph 4.9 hereof and the Company shall have notified such Purchaser in writing of the name, address, and telephone and fax number of, and the name of a contact person at, the Transfer Agent for the purpose of delivering Conversion Notices (as defined in the Certificate of Designation); and

            5.1.14 the aggregate Stated Value of the Preferred Shares to be purchased by the Purchasers hereunder shall not be less than $15,000,000.



      5.2 Conditions to Company's Obligations at the Closing. The Company's obligations at the Closing are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the Closing Date:

            5.2.1 the representations and warranties of each Purchaser shall be true and correct in all material respects as of such date as if made on such date; and

            5.2.2 each Purchaser shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the Closing.

6.    MISCELLANEOUS.

            6.1 Survival. The representations and warranties made by the parties herein shall survive the Closing for a period of two years notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

            6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights and obligations hereunder, in connection with any private sale or transfer of the Preferred Shares in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign it rights or obligations under this Agreement except that, in connection with a Change of Control Transaction (as defined below) where the Company is not the surviving entity, the Company may assign its rights or obligations hereunder to the surviving entity. For purposes hereof, "Change of

Control Transaction" shall mean the sale, conveyance or disposition of all or substantially all of the assets of the Company or any of its subsidiaries (including without limitation the sale or other conveyance of any common stock or other equity securities of any of the Company's subsidiaries), or the effectuation of a transaction or series of related transactions, in which more than 50% of the voting power of the Company is disposed of, or the consolidation, merger or other business combination of the Company or any of its subsidiaries with or into any other entity, immediately following which the prior stockholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity.

             6.3 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

            6.4 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

             6.5 Injunctive Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

            6.6 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the conflict of laws provisions thereof. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

            6.8 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            6.9 Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

            If to the Company:

            Shared Technologies Cellular, Inc.
            100 Great Meadow Road
            Suite 100
            Wethersfield, CT 06109
            Attn: Legal Department
            Tel: (860) 258-2500
            Fax: (860) 258-2455

            with a copy to:

            Day, Berry & Howard LLP
            260 Franklin Street
            Boston MA 02110
            Attn: Jeffrey A. Clopeck, Esq.
            Tel: (617) 345-4600
            Fax: (617) 345-4745
and if to any Purchaser, to such address for such Purchaser as shall appear on the signature page hereof executed by such Purchaser, or as shall be designated by such Purchaser in writing to the Company.

            6.10 Expenses. The Company and each Purchaser each shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement.

            6.11 Entire Agreement; Amendments; Waiver. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: MARSHALL CAPITAL MANAGEMENT, INC.


By:    /s/ Allan Weine
      Name: Allan Weine
      Title:   President


ADDRESS:

         11 Madison Ave., 3rd Floor
         New York, NY 10010
         Tel: 312-750-3239
         Fax: 312-750-1031

Number of shares of Series C Preferred C Preferred Stock to be purchased: 5,000


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: MARCUARD COOK & CIE S.A.


By:    /s/ Mark Cook                          /s/ Jean-Luc Girod
      Name: Mark Cook                       Jean-Luc Girod
      Title:   Manager                      Manager


ADDRESS:

         7 Rue des Alpes
         1211 Geneva 1
         Tel: 41 22 716 3636
         Fax: 41 22 716 3619

Number of shares of Series C Preferred C Preferred Stock to be purchased: 1,700


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: EAGLE & DOMINION EURO AMERICAN GROWTH FUND LTD.


By: /s/ Duncan Byatt
      Name: Duncan Byatt
      Title:   Director


ADDRESS:

         c/o Eagle & American Asset Management Ltd.
         33 Throgmorton Street
         London EC2N 2BR
         Tel: 0171-861-9560
         Fax: 0171-861-9593

Number of shares of Series C Preferred C Preferred Stock to be purchased: 220


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: EAGLE & DOMINION EURO AMERICAN GROWTH FUND L.P.


By: /s/ Duncan Byatt
      Name: Duncan Byatt
      Title:   Director of General Partner


ADDRESS:

         c/o Eagle & Dominion Asset Management Ltd.
         33 Throgmorton Street
         London EC2N 2BR
         Tel: 0171-861-9560
         Fax: 0171-861-9563

Number of shares of Series C Preferred C Preferred Stock to be purchased: 60


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME:  MEINL BANK


By:    /s/ Robert Kofler                   By:   /s/ Claudia Wegscheidler
      Name: Robert Kofler                        Name: Claudia Wegscheidler
      Title:   Member of the                     Title:   Deputy Manager
               Managing Board


ADDRESS:

         Bauernmarkt 2
         A-1014 Vienna
         Tel: ++ 431-531 88 ext. 261
         Fax: ++ 431-531 88 ext. 46

Number of shares of Series C Preferred C Preferred Stock to be purchased: 1,050


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: TROWER FT


By:    /s/ A. Trower
      Name: A. Trower
      Title:   Fund Manager


ADDRESS:

         33 Throsmorton St.
         London
         Tel: 0171 861 4561
         Fax: 0171 861 4563

Number of shares of Series C Preferred C Preferred Stock to be purchased: 50


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: AAGC ABN AMRO BANK NV


By:    /s/ R.F. Bastiaenon
      Name: R.F. Bastiaenon
      Title:   Head Trading
               Private Banking


ADDRESS:

         c/o Suisse American Securities, Inc.
         12 East 49th Street, New York, NY 10017
         Tel: ____________________
         Fax: ____________________

Number of shares of Series C Preferred C Preferred Stock to be purchased: 1,000


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME:  LUPTON ESTATES LTD.


By:    /s/ C. Edmunds Allen
      Name: C. Edmunds Allen
      Title:   Director


ADDRESS:

         3rd Floor, Celtic House
         Victoria Street, Douglas, Isle of Man
         Tel: 01624 624 298
         Fax: 01624 626 719

Number of shares of Series C Preferred C Preferred Stock to be purchased: 800


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: DULVILLE LIMITED


By: /s/ Luisa Raez
      Name: Luisa Raez
      Title:   Sole Director


ADDRESS:

         9 Avenue d'Ostende
         MC-98000 Monaco
         Tel: 377-979711 70
         Fax: 377-979711 71

Number of shares of Series C Preferred C Preferred Stock to be purchased: 800


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: GRANGE NOMINEES LIMITED


By: /s/ Janet Laine
      Name: Janet Laine
      Title:   Authorized Signatory


ADDRESS:

         P.O. Box 118, Commerce House
         Les Banques, St. Peter Port,
         Guernsey GY1 3EZ
         Tel: 44-1481-726014
         Fax: 44-1481-716394

Number of shares of Series C Preferred C Preferred Stock to be purchased: 420


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: NCL INVESTMENTS LTD A/C NCL (NOMINEES) LTD

By:    /s/ D.H. Hunter
      Name: D.H. Hunter
      Title:   Director


ADDRESS:

         Bartlett House
         9-12 Basinghall Street, London EC2V SNS
         Tel: 0171 600 2801
         Fax: 0171 726 6201

Number of shares of Series C Preferred C Preferred Stock to be purchased: 400


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME:   THORNHILL INVESTMENT MANAGEMENT LIMITED ACCOUNT C


By:    /s/ Christopher Chamberlain
      Name: Christopher Chamberlain
      Title:   Director


ADDRESS:

         77 South Audley Street
         London W1Y 6DX
         Tel: 0171 629 0662
         Fax: 0171 629 7332

Number of shares of Series C Preferred C Preferred Stock to be purchased: 183


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME:   THORNHILL INVESTMENT MANAGEMENT LIMITED ACCOUNT B


By:    /s/ Christopher Chamberlain
      Name: Christopher Chamberlain
      Title:   Director


ADDRESS:

         77 South Audley Street
         London W1Y 6DX
         Tel: 0171 629 0662
         Fax: 0171 629 7332

Number of shares of Series C Preferred C Preferred Stock to be purchased: 17


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME:   OAKES FITZWILLIAMS & CO. S.A.


By:    /s/ Herbert Oakes
      Name: Herbert Oakes
      Title:


ADDRESS:

         7-9 St. James's Street
         London SWIA IEE
         Tel: 0171 925 1125
         Fax: 0171 925 1026

Number of shares of Series C Preferred C Preferred Stock to be purchased: 341


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME:   OAKES FITZWILLIAMS & CO. LIMITED


By:    /s/ Herbert Oakes
      Name: Herbert Oakes
      Title:   Director


ADDRESS:

         7-9 St. James's Street
         London SWIA IEE
         Tel: 0171 925 1125
         Fax: 0171 925 1026

Number of shares of Series C Preferred C Preferred Stock to be purchased: 150


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: THE TRIDENT NORTH ATLANTIC FUND


By:    /s/ Christopher Mills
      Name: Christopher Mills
      Title:   Director


ADDRESS:

         P.O. Box 309
         Ugland House, George Town, Grand Cayman
         Tel: 00 1345 949 0050
         Fax: 00 1345 949 8062

Number of shares of Series C Preferred C Preferred Stock to be purchased: 70


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: BELLHAVEN INVESTMENTS LTD.


By: /s/ Patrick H. Thomson
      Name: Patrick H. Thomson
      Title:   Authorized Signer


ADDRESS:

         P.O. Box N-3813
         Nassau, Bahamas
         Tel: 1-242-356-7425
         Fax: 1-242-300-8602

Number of shares of Series C Preferred C Preferred Stock to be purchased: 28


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: E & D NO. 2 ACCOUNT, ADAM & CO. (NOMINEES) LTD.


By: /s/ Duncan Byatt
      Name: Duncan Byatt
      Title:   Director


ADDRESS:

         Eagle & Dominion Asset Management Ltd.
         33 Throgmorton Street
         London EC2N 2BR
         Tel: 0171-861-9560
         Fax: 0171-861-9563

Number of shares of Series C Preferred C Preferred Stock to be purchased: 20


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME:   PEQUOT SCOUT FUND, L.P.

By:      PEQUOT CAPITAL MANAGEMENT, INC.
         Its Investment Adviser

By:    /s/ David J. Malat
      Name: David J. Malat
      Title:   CFO


ADDRESS:

         500 Nyala Farm Road
         Westport, CT 06880
         Tel: 203-429-2200
         Fax: 203-429-2430

Number of shares of Series C Preferred C Preferred Stock to be purchased: 1,441


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/X/ Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME:   INTERNATIONAL CAPITAL PARTNERS, INC. PROFIT-SHARING TRUST

By:    /s/ Ajit G. Hutheesing
      Name: Ajit G. Hutheesing
      Title:   Trustee


ADDRESS:

         300 First Stamford Place
         Stamford, CT
         Tel: 203-961-8900
         Fax: 203-969-2212

Number of shares of Series C Preferred C Preferred Stock to be purchased: 250


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/X/ Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SHARED TECHNOLOGIES CELLULAR, INC.


By: /s/ Vincent DiVincenzo
      Name: Vincent DiVincenzo
      Title:    CFO


PURCHASER NAME: ARDARA INVESTMENT INC.

         One Director:
         DUCAT LTD
By:      Two Directors: /s/             /s/
         Name:
         Title:


ADDRESS: Registered Office:

         Vanterpool Plaza, Wickhams Cay 1
         Road Town, Tortola, BVI
         Tel:
         Fax: 4122/709.29.24

Number of shares of Series C Preferred C Preferred Stock to be purchased: 1,000


Number of Warrants to be purchased equals the Stated Value of the Series C Preferred Stock to be purchased times 0.02


/ / Check here if Purchaser elects not to be bound by the 4.99% limitation on conversions set forth in paragraph 5(c) of the Certificate of Designation.

                                       20